EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Sibling Group Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Dave Saba certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2014

By:	/s/ Dave Saba
Name:	Dave Saba
Title:	President
(Principal Executive Officer)

In connection with the quarterly report of Sibling Group Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Maurine Findley certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2014

By:	/s/ Maurine Findley
Name:	Maurine Findley
Title:	Chief Financial Officer
(Principal Accounting Officer)